UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2010

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 14, 2010, WD-40 Company (the “Company”) held its annual meeting of stockholders in San Diego, California. The matters voted on and the results of the vote were as follows:

1.	Our stockholders re-elected the following directors to each serve until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified.

	Number of Votes
	For	Withheld	Broker Non-Votes
John C. Adams, Jr.	13,178,221	44,022	2,455,029
Giles H. Bateman	12,922,778	299,465	2,455,029
Peter D. Bewley	13,175,092	47,151	2,455,029
Richard A. Collato	13,169,665	52,578	2,455,029
Mario L. Crivello	12,979,786	242,457	2,455,029
Linda A. Lang	13,174,490	47,753	2,455,029
Garry O. Ridge	13,177,057	45,186	2,455,029
Neal E. Schmale	13,106,545	115,698	2,455,029

2.	Our stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2011.

Number of Votes
For	Against	Abstain
15,159,905	499,001	18,366

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 20, 2010	/S/ JAY W. REMBOLT
Jay W. Rembolt
Vice President and Chief Financial Officer
(Principal Financial Officer)